Debt - Summarized Debt (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013	Jan. 26, 2011
Debt Disclosure [Abstract]
Senior Secured Revolving Credit Facility	$ 20.0
Senior Secured Term Loan Facility	288.0	291.0
Senior Notes	400.0	400.0	400.0
Capital lease obligations	0.2	0.3
Economic development loan	0.3	0.4
Unamortized original issue discount	(0.3)	(0.6)
Total	708.2	691.1
Less:
Current maturities	23.2	3.2
Long-term debt	685.0	687.9
Total	$ 708.2	$ 691.1